UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:    January 13, 2006

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	000-50408	23-3033414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611
ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (717) 397-0611

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

(a)	On January 13, 2006, Armstrong World Industries, Inc. (“AWI”) announced it was amending the Retirement Income Plan for Employees of AWI (“RIP”) and the Savings and Investment Plan of AWI (“SIP”). The full text of the press release announcing the amendments is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

No. 99.1	Armstrong Holdings, Inc. Press Release dated January 13, 2006, announcing AWI’s amendment of the RIP and SIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ Walter T. Gangl

Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Walter T. Gangl

Walter T. Gangl
Assistant Secretary

Date:    January 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
No. 99.1	Armstrong Holdings, Inc. Press Release dated January 13, 2006, announcing Armstrong World Industries, Inc.’s (“AWI”) amendment of the Retirement Income Plan for Employees of AWI and amendment of the Savings Investment Plan of AWI.